UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2008 (June 26, 2008)
Silicon Mountain Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-11284	84-0910490

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4755 Walnut Street, Boulder, Colorado 80301
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 938-1155
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On June 26, 2008, Silicon Mountain Holdings, Inc. (the “Company”) issued a press release entitled “Silicon Mountain Holdings CEO Optimistic as Highlighted in Special Letter to Shareholders.” A copy of the press release is furnished herewith as Exhibit 99.1.
The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibits
Exhibit 99.1	June 26, 2008 press release entitled “Silicon Mountain Holdings CEO Optimistic as Highlighted in Special Letter to Shareholders.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON MOUNTAIN HOLDINGS, INC.
	Signature:	/s/ Rudolph (Tré) A. Cates, III
	Name:	Rudolph (Tré) A. Cates, III
Dated: June 26, 2008	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	June 26, 2008 press release entitled “Silicon Mountain Holdings CEO Optimistic as Highlighted in Special Letter to Shareholders.”

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